Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pacific Asia Petroleum, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), I, Stephen F. Groth, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)

The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEPHEN F. GROTH
Stephen F. Groth
Vice President and Chief Financial Officer

March 12, 2008

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